UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 8, 2007

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York	10580
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the “Initial 8-K”) filed with the Securities and Exchange Commission on August 14, 2007, by Jarden Corporation (“Jarden”) to include the financial information referred to in Item 9.01(a) and (b) below relating to the acquisition of K2 Inc. (“K2”). Pursuant to the instructions to Item 9.01 of Form 8-K, Jarden hereby amends Item 9.01 of the Initial 8-K to include previously omitted financial information.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of the Business Acquired.

(1) The audited consolidated balance sheets of K2 as of December 31, 2006 and 2005, and the consolidated statements of operations, consolidated statements of shareholders’ equity and consolidated statements of cash flows of K2 for each of the three fiscal years for the period ended December 31, 2006, and the schedules thereto and independent registered public accounting firm’s report related thereto (incorporated by reference from K2’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 filed with the Securities and Exchange Commission on March 16, 2007).

(2) The unaudited balance sheet of K2 as of June 30, 2007 and the related unaudited consolidated statements of operations and cash flows for each of the six months ended June 30, 2006 and 2007, attached hereto as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated by reference.

(b)	Pro Forma Financial Information.

Attached as Exhibit 99.2 to this Current Report on Form 8-K/A are the following pro forma financial statements and incorporated by reference.

(1)	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2007.

(2)	Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 2007 and the year ended December 31, 2006.

(d)	Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit	Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	The unaudited balance sheet of K2 as of June 30, 2007 and the related unaudited consolidated statements of operations and cash flows for each of the six months ended June 30, 2006 and 2007.

99.2	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2007

JARDEN CORPORATION

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Exhibit
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	The unaudited balance sheet of K2 as of June 30, 2007 and the related unaudited consolidated statements of operations and cash flows for each of the six months ended June 30, 2006 and 2007.

99.2	Unaudited Pro Forma Condensed Combined Financial Information.